================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                             ---------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 28, 2004

                             ---------------------

                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                             ---------------------


           DELAWARE                             0-21487                       13-3904147
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)             (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                                              IDENTIFICATION NO.)



                  75 WEST 125TH STREET, NEW YORK, NY 10027-4512
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       Registrant's telephone number, including area code: (212) 876-4747



                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



================================================================================

ITEMS 1, 2.01 AND 2.03 THROUGH 8.  NOT APPLICABLE.


ITEM 2.02.        OTHER EVENTS.

         On October 28, 2003, Carver Bancorp, Inc. issued a press release reporting financial results for the second quarter of the fiscal year ending March 31, 2004. The full text of the press release is included in this Form 8-K as Exhibit 99.1.

         The information provided pursuant to this Form 8-K shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not applicable.

(c)      Exhibits

         The following Exhibit is filed as part of this report.

         Exhibit 99.1 Press release dated October 28, 2004, which, among other things, highlights the Company's financial results for the quarter ended September 30, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   CARVER BANCORP, INC.


                                                   By:   /s/ Deborah C. Wright
                                                         ----=----------------
                                                         Deborah C. Wright
                                                         President & CEO





Dated:  November 1, 2004

                                  EXHIBIT INDEX


 EXHIBIT NUMBER   DESCRIPTION
 --------------   -----------

      99.1 Press release dated October 28, 2004, which, among other things, highlights the Company's financial results for the quarter ended September 30, 2004.

                                                                    Exhibit 99.1